UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-7999

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED · NO BANK GUARANTEE · MAY LOSE VALUE

II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II

Investment commentary	V

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Statement of cash flows	16

Financial highlights	17

Notes to financial statements	18

Report of independent registered public accounting firm	35

Board approval of management agreements	36

Additional information	39

Annual principal executive officer and principal financial and accounting officer certifications	44

Dividend reinvestment plan	45

Important tax information	47

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s annual shareholder report for the twelve months ended December 31, 2010.

For the twelve months ended December 31, 2010, the Fund returned 5.91% based on its net asset value (“NAV”)i and 7.99% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 5.19% and 6.33%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned 3.95% and 6.55%, respectively, over the same time frame. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to the Fund’s absolute performance during the reporting period was our exposure to the investment grade bond market. The asset class performed well due to generally better-than-expected corporate profits and overall robust demand. In particular, our holdings in Citigroup Inc. and Kraft Foods Inc. were beneficial for performance. The Fund’s exposure to high-yield bonds was also rewarded as the sector was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were positions in Motors Liquidation Co. and HCA Inc.

Exposures to Australian inflation-linked bonds and non-agency mortgage-backed securities were also additive to performance.

Finally, the Fund’s use of leverage contributed to results as the leverage amplified the positive performance in the fixed-income market during the reporting period.

The largest detractor from the Fund’s absolute performance for the period was our exposure to longer-durationvi U.S. Treasury Inflation-Protected Securities (“TIPS”)vii. After

Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

falling during the first nine months of the year, real yields moved up sharply in November and December as the market’s expectations for economic growth in 2011 were revised upward following the Fed’s implementation of additional securities purchases and the administration’s tax law changes.

A short position in the Japanese yen was also a drag on results as the yen appreciated versus most other currencies over the twelve months ended December 31, 2010.

The Fund employed U.S. Treasury and Eurodollar futures and options during the reporting period to manage its yield curveviii positioning and duration. We used currency forwards to hedge our currency exposure. Credit default swaps were utilized to manage our exposure to the credit market. Overall, the use of these derivative instruments was a negative for performance.

As of December 31, 2010, the Fund’s market price of $12.82 per share represented a discount of 2.51% to its NAV of $13.15 per share. In each month from January through November of 2010, the Fund provided its investors with monthly distributions of $0.038 per share. In December 2010, the Fund paid a monthly distribution of $0.035 per share. The most recent dividend represents an annualized distribution rate of 3.28% based on the Fund’s closing market price of $12.82 on December 31, 2010.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions and at the time of purchase, the Fund will invest:

·             At least 80% of its total managed assetsix in inflation-linked securities

·             At least 60% of its total managed assets in U.S. TIPS

·             No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationx of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan

IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Letter to shareholders (cont’d)

(“DRIP”), which is described in detail on page 44 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/wia.

Sincerely,

Western Asset Management Company

January 11, 2011

i                Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities representing financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii             The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii          The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv           The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

v              The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays Capital U.S. Credit Index. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii    U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii   The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix            “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

x               Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the

VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary (cont’d)

current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every

Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

Inflation generally remained well-contained during the reporting period. For the twelve months ended December 31, 2010, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi, was 1.5%. The CPI-U less food and energy was 0.8% over the same time frame. Despite tepid inflation, the price of gold, which is often a signal of rising prices, reached an all-time high of $1,421 an ounce in November 2010. Inflation-protected securities generated solid results during the twelve months ended December 31, 2010, with the Barclays U.S. Government Inflation-Linked All Maturities Indexvii returning 6.33%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii    The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total assets in inflation-linked securities and at least 60% of its total managed assetsi in U.S. Treasury Inflation-Protected Securities (“TIPS”)ii. The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund will not invest in bonds that are below investment grade quality at the time of purchase. The Fund currently expects that the average effective durationiii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. There can be no assurance that the Fund will achieve its investment objectives.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)iv continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the

2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Fund overview (cont’d)

European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexv returned 6.54% for the twelve months ended December 31, 2010.

When the reporting period began in January 2010, there continued to be concerns regarding future inflation given signs of improving economic conditions in many regions of the world. However, fears of inflation were then replaced with fears of deflation as economic data pointed to a slowdown in developed country growth. There was another turnaround in the expectations for inflation during the latter portion of the period, given the prospect for additional quantitative easing in a number of developed countries, including the U.S. and Japan. This was evident by the solid performance of many inflation-linked bonds, as well as rising oil prices and record-high gold prices. Even though inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi was a relatively tepid 1.5% during the twelve-month period ended December 31, 2010, inflation-protected securities produced solid results. Over the reporting period, the Barclays U.S. Government Inflation-Linked All Maturities Indexvii gained 6.33%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We used leverage to increase our exposure to U.S. TIPS. We reduced the portfolio’s allocation to high-yield bonds and non-U.S. dollar securities, while increasing our exposure to investment grade bonds.

The Fund employed U.S. Treasury and Eurodollar futures and options during the reporting period to manage its yield curveviii positioning and durationix. We used currency forwards to hedge our currency exposure. Credit default swaps were utilized to manage our exposure to the credit market. Overall, the use of these derivative instruments was a negative for performance.

Performance review

For the twelve months ended December 31, 2010, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned 5.91% based on its net asset value (“NAV”)x and 7.99% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxi and the Barclays U.S.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	3

Government Inflation-Linked All Maturities Index, returned 5.19% and 6.33%, respectively, over the same time frame. The Barclays World Government Inflation-Linked All Maturities Indexxii and the Fund’s Custom Benchmarkxiii returned 3.95% and 6.55%, respectively, for the same period.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.45 per share, which included a return of capital of $0.09 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2010

Price Per Share	12-Month Total Return*
$13.15 (NAV)	5.91%
$12.82 (Market Price)	7.99%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our exposure to the investment grade bond market. The asset class performed well due to generally better-than-expected corporate profits and overall robust demand. In particular, our holdings in Citigroup Inc. and Kraft Foods Inc. were beneficial for performance. The Fund’s exposure to high-yield bonds was also rewarded as the sector was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were positions in Motors Liquidation Co. and HCA Inc.

An exposure to Australian inflation-linked bonds also enhanced results. These securities performed well as Australia’s economy strengthened, triggering rising inflation expectations.

Elsewhere, an exposure to non-agency mortgage-backed securities was a positive for performance. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Finally, the Fund’s use of leverage contributed to results as the leverage amplified the positive performance in the fixed-income market during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was our exposure to longer-duration U.S. TIPS. After falling during the first nine months of the year, real yields moved up sharply in November and December as the market’s expectations for economic growth in 2011 were revised upward following the Fed’s implementation of additional securities purchases and the administration’s tax law changes.

4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Fund overview (cont’d)

A short position in the Japanese yen was also a drag on results as the yen appreciated versus most other currencies over the twelve months ended December 31, 2010.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risk. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: U.S. Treasury Inflation Protected Securities (97.8%), Corporate Bonds & Notes (3.2%), Non-U.S. Treasury Inflation Protected Security (2.9%), Collateralized Mortgage Obligations (2.3%) and Asset-Backed Securities (0.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	5

i                “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii             U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii          Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii        The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

viii     The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix            Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

x               Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi            The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xii         The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiii      The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays Capital U.S. Credit Index. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as futures contracts and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	7

Spread duration

Economic Exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non-$	— Non U.S. dollar
TIPS	— U.S. Treasury Inflation-Protected Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Effective duration

Interest Rate Exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCGIMI	— Barclays U.S. Government Inflation-Linked All Maturities Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non-$	— Non U.S. dollar
TIPS	— U.S. Treasury Inflation-Protected Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	9

Schedule of investments

December 31, 2010

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 97.8%
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	40,724,334	$43,425,498
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	8,121,680	9,037,903
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	75,215,694	79,863,798	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	24,689,181	25,132,821	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,473,562	3,941,410
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	7,383,498	9,902,541
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,686,983	12,369,947
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	21,089,409	21,277,231	(b)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	9,995,299	10,297,496
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	37,923,185	40,714,104	(b)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	8,618,556	9,063,627
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	4,803,394	5,191,791
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	11,568,237	12,335,535
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	11,706,488	11,966,231
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,467,316	1,589,515
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	7,768,395	8,459,052
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,575,546	16,242,624
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	15,398,115	16,477,184
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	8,772,830	9,245,054
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	2,852,192	3,156,127
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	24,659,590	25,249,102
Total U.S. Treasury Inflation Protected Securities (Cost — $352,263,785)				374,938,591
Asset-Backed Securities — 0.7%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.591%	1/25/36	50,000	39,339	(c)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.816%	9/25/27	2,616	2,154	(c)
Asset Backed Funding Certificates, 2004-OPT2 M1	1.086%	8/25/33	40,000	33,261	(c)
Bayview Financial Asset Trust, 2007-SR1A A	0.711%	3/25/37	575,574	433,120	(c)(d)
Countrywide Asset-Backed Certificates, 2002-4 A1	1.001%	2/25/33	2,619	2,374	(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.810%	8/15/37	956,623	734,754	(c)
EMC Mortgage Loan Trust, 2004-C A1	0.811%	3/25/31	36,529	30,694	(c)(d)
Novastar Home Equity Loan, 2003-2 A1	0.871%	9/25/33	1,143,695	1,008,429	(c)
SLC Student Loan Trust, 2008-1 A4A	1.902%	12/15/32	100,000	103,470	(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	302,268	287,884
Total Asset-Backed Securities (Cost — $1,613,677)				2,675,479
Collateralized Mortgage Obligations — 2.3%
Banc of America Mortgage Securities, 2003-D	2.958%	5/25/33	76,301	73,917	(c)
Banc of America Mortgage Securities, 2005-F 2A2	2.945%	7/25/35	133,292	114,186	(c)

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.393%	11/25/34	191,315	$ 190,414	(c)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.891%	2/25/37	49,298	47,660	(c)
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	16,121	16,126
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	12,466	12,649
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-56 6A1	3.150%	12/25/33	584,397	520,536	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	189,064	122,964	(c)
Countrywide Home Loans, 2005-R2 1AF1	0.601%	6/25/35	635,788	546,405	(c)(d)
Countrywide Home Loans, 2005-R3 AF	0.661%	9/25/35	1,191,739	1,018,439	(c)(d)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.791%	10/25/34	48,256	45,420	(c)
GSR Mortgage Loan Trust, 2004-11 1A1	3.075%	9/25/34	310,696	250,971	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.944%	11/25/37	208,949	167,910	(c)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.344%	10/25/33	86,649	85,726	(c)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.754%	2/25/34	38,465	38,633	(c)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.970%	11/25/33	18,437	18,323	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	350,000	324,835	(c)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.105%	1/25/29	12,086	11,629	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.892%	2/25/34	36,603	34,831	(c)
Morgan Stanley Capital I, 2004-RR2 X	0.849%	10/28/33	871,960	8,580	(c)(d)(e)(f)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	18,541	18,704
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	148,382	147,678
Sequoia Mortgage Trust, 2003-8 A1	0.901%	1/20/34	36,715	32,431	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-3XS A3	0.631%	1/25/35	491,904	483,072	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	9/25/37	296,680	276,259	(c)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.716%	8/25/33	35,496	35,763	(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR3 A2	2.725%	3/25/35	3,423,605	3,206,829	(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	5.488%	2/25/37	387,252	282,395	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	52,374	54,467
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.621%	10/25/33	123,688	119,459	(c)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	11

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Washington Mutual MSC Mortgage Pass-Through Certificates, 2002-MS12 B2	6.500%	5/25/32	550,986		$436,766
Total Collateralized Mortgage Obligations (Cost — $6,232,514)					8,743,977
Corporate Bonds & Notes — 3.2%
Consumer Discretionary — 0.5%
Automobiles — 0.5%
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	5,225,000		1,867,937	(g)
Consumer Staples — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000		701,880
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	1,650,000		1,732,038
Total Consumer Staples					2,433,918
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	190,000		193,800	(d)
Financials — 1.7%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,330,000		1,416,815
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,060,000		0	(d)(e)(f)(g)(h)
Total Capital Markets					1,416,815
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,240,000		0	(d)(e)(f)(g)(h)
Diversified Financial Services — 1.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000		955,355
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,070,000		2,270,844
UFJ Finance Aruba AEC	6.750%	7/15/13	1,025,000		1,142,981
Total Diversified Financial Services					4,369,180
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	830,000		856,460
Total Financials					6,642,455
Health Care — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Notes	5.750%	3/15/14	1,000,000		985,000
Total Corporate Bonds & Notes (Cost — $16,938,708)					12,123,110
Non-U.S. Treasury Inflation Protected Securities — 2.9%
Australia — 2.9%
Australia Government, Bonds	4.000%	8/20/20	3,780,000	AUD	6,253,864
Australia Government, Bonds	3.075%	9/20/25	4,270,000	AUD	4,659,140
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $9,721,439)					10,913,004

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $1,619,072)	7.500%	3/31/30	1,664,700	$1,925,226	(d)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Euro, Call @ $1.33 (Cost — $212,121)		1/5/11	15,540,000	41,492	(f)
Total Investments before Short-Term Investments (Cost — $388,601,316)				411,360,879

		Maturity Date	Face Amount†
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
Banc of America repurchase agreement dated 12/31/10; Proceeds at maturity — $2,441,018; (Fully collateralized by U.S. government obligations, 4.375% due 11/15/39 value — $2,489,820) (Cost — $2,441,000)	0.090%	1/3/11	2,441,000	2,441,000
Total Investments — 108.0% (Cost — $391,042,316#)				413,801,879
Liabilities in Excess of Other Assets — (8.0)%				(30,558,016)
Total Net Assets — 100.0%				$383,243,863

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	Securities are in default as of December 31, 2010.
(h)	Value is less than $1.
#	Aggregate cost for federal income tax purposes is $392,077,423.

Abbreviation used in this schedule:
AUD — Australian Dollar

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	13

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $391,042,316)	$413,801,879
Foreign currency, at value (Cost — $2,183,520)	2,296,692
Cash	800
Interest receivable	3,009,297
Unrealized appreciation on forward foreign currency contracts	161,593
Unrealized appreciation on swaps	65,356
Receivable for open swap contracts	27,181
Receivable from broker — variation margin on open futures contracts	8,100
Prepaid expenses	5,727
Total Assets	419,376,625

Liabilities:
Payable for open reverse repurchase agreement	35,043,036
Unrealized depreciation on forward foreign currency contracts	725,540
Investment advisory fee payable	142,383
Servicing agent fees payable	53,394
Trustees’ fees payable	22,500
Administration fee payable	8,493
Interest payable	4,361
Accrued expenses	133,055
Total Liabilities	36,132,762
Total Net Assets	$383,243,863

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)	402,876,426
Overdistributed net investment income	(754,345)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(41,247,960)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	22,369,742
Total Net Assets	$383,243,863

Shares Outstanding	29,152,821

Net Asset Value	$13.15

See Notes to Financial Statements.

14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$12,515,034

Expenses:
Investment management fee (Note 2)	1,663,098
Servicing agent fees (Note 2)	623,662
Administrative fees (Note 2)	100,000
Interest expense (Note 3)	90,014
Trustees’ fees	89,000
Legal fees	87,581
Transfer agent fees	61,098
Shareholder reports	59,179
Custody fees	52,414
Audit and tax	35,595
Stock exchange listing fees	23,090
Insurance	4,815
Miscellaneous expenses	110
Total Expenses	2,889,656
Less: Compensating balance arrangements (Note 1)	(755)
Net Expenses	2,888,901
Net Investment Income	9,626,133

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,201,380)
Futures contracts	(580,070)
Written options	175,720
Swap contracts	96,319
Foreign currency transactions	(1,514,237)
Net Realized Loss	(5,023,648)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	17,344,543
Futures contracts	156,193
Swap contracts	324,798
Foreign currencies	(505,007)
Change in Net Unrealized Appreciation (Depreciation)	17,320,527
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	12,296,879
Increase in Net Assets from Operations	$21,923,012

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	15

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$ 9,626,133	$ 10,276,219
Net realized loss	(5,023,648)	(6,320,698)
Change in net unrealized appreciation (depreciation)	17,320,527	49,765,126
Increase in Net Assets From Operations	21,923,012	53,720,647

Distributions to Shareholders From (Note 1):
Net investment income	(10,444,127)	(10,901,459)
Return of capital	(2,762,101)	(2,858,672)
Decrease in Net Assets From Distributions to Shareholders	(13,206,228)	(13,760,131)
Increase in Net Assets	8,716,784	39,960,516

Net Assets:
Beginning of year	374,527,079	334,566,563
End of year*	$383,243,863	$374,527,079
* Includes overdistributed net investment income of:	$(754,345)	$(706,324)

See Notes to Financial Statements.

16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Statement of cash flows

For the Year Ended December 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 9,677,227
Operating expenses paid	(2,841,591)
Interest paid	(85,653)
Net sales and maturities of short-term investments	6,511,000
Realized loss on futures contracts	(580,070)
Realized loss on options	(368,756)
Realized gain on swap contracts	96,319
Realized loss on foreign currency transactions	(1,514,237)
Net change in unrealized appreciation on futures contracts	156,193
Net change in unrealized depreciation on foreign currencies	(505,007)
Purchases of long-term investments	(207,425,845)
Proceeds from disposition of long-term investments	176,509,206
Change in receivable/payable to broker — variation margin	(70,766)
Change in receivable/payable for open forward currency contracts	619,384
Cash deposits with brokers for futures contracts	135,601
Net Cash Used By Operating Activities	(19,686,995)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(13,206,228)
Proceeds from reverse repurchase agreements	35,043,036
Net Cash Provided By Financing Activities	21,836,808
Net Increase in Cash	2,149,813
Cash, Beginning of year	147,679
Cash, End of year	$ 2,297,492

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 21,923,012
Accretion of discount on investments	(5,132,025)
Amortization of premium on investments	2,281,443
Increase in investments, at value	(39,409,287)
Decrease in interest and dividends receivable	12,775
Increase in payable for open forward currency contracts	619,384
Decrease in payable to broker — variation margin	(79,555)
Decrease in cash deposits with brokers for futures contracts	135,601
Increase in prepaid expenses	(5,727)
Increase in interest payable	4,361
Decrease in accrued expenses	(36,977)
Total Adjustments	(41,610,007)
Net Cash Flows Used by Operating Activities	$ (19,686,995)

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	—

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.85	$11.48	$13.38	$12.83	$13.50

Income (loss) from operations:
Net investment income[1]	0.33	0.35	0.82	0.70	0.72
Net realized and unrealized gain (loss)	0.42	1.49	(1.87)	0.54	(0.46)
Dividends paid to auction rate preferred stockholders from:
Net investment income	—	—	—	—	(0.30)
Total income (loss) from operations	0.75	1.84	(1.05)	1.24	(0.04)

Less distributions paid to common shareholders from:
Net investment income	(0.36)	(0.37)	(0.85)	(0.69)	(0.43)
Return of capital	(0.09)	(0.10)	—	—	(0.20)
Total distributions	(0.45)	(0.47)	(0.85)	(0.69)	(0.63)

Net asset value, end of year	$13.15	$12.85	$11.48	$13.38	$12.83

Market price, end of year	$12.82	$12.30	$10.80	$11.73	$11.42
Total return, based on NAV[2]	5.91%	16.39%	(8.24)%	9.95%	(0.27)%
Total return, based on Market Price[2,3]	7.99%	18.51%	(0.91)%	8.95%	0.40%

Net assets, end of year (000s)	$383,244	$374,527	$334,567	$389,980	$374,119

Ratios to average net assets:[4,5]
Gross expenses	0.76%	0.97%	1.21%	0.91%	1.36%
Net expenses[6]	0.76	0.97	1.21	0.91	1.36
Net expenses, excluding interest expense[6]	0.73	0.87	0.83	0.76	1.16
Net investment income	2.52	2.91	6.29	5.45	5.50

Portfolio turnover rate	43%	43%	52%	72%	146%

Auction Rate Preferred Stock: Asset Coverage[7]	N/A	N/A	N/A	N/A	N/A [8]

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4	Calculated on the basis of average net assets of common stock shareholders.
5

Gross expenses reflects operating expenses prior to any expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or expense waivers.

6	The impact of compensating balance arrangements, if any, was less than 0.01%.
7	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
8	The last series of preferred shares was redeemed on November 22, 2006.

See Notes to Financial Statements.

18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

·                  Level 1 — quoted prices in active markets for identical investments

·                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	19

·                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments †:
U.S. treasury inflation protected securities	—	$374,938,591	—	$374,938,591
Asset-backed securities	—	2,675,479	—	2,675,479
Collateralized mortgage obligations	—	8,735,397	$8,580	8,743,977
Corporate bonds & notes	—	12,123,110	0*	12,123,110
Non-U.S. treasury inflation protected securities	—	10,913,004	—	10,913,004
Sovereign bonds	—	1,925,226	—	1,925,226
Purchased options	—	41,492	—	41,492
Total long-term investments	—	$411,352,299	$8,580	$411,360,879
Short-term investments †	—	2,441,000	—	2,441,000
Total investments	—	$413,793,299	$8,580	$413,801,879
Other financial instruments:
Forward foreign currency contracts	—	161,593	—	161,593
Credit default swaps on corporate issues — sell protection	—	65,356	—	65,356
Total other financial instruments	—	$ 226,949	—	$ 226,949
Total	—	$414,020,248	$8,580	$414,028,828

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$ 725,540	—	$ 725,540
Futures contracts	$6,366	—	—	6,366
Reverse repurchase agreements	—	35,043,036	—	35,043,036
Total	$6,366	$ 35,768,576	—	$ 35,774,942

†	See Schedule of Investments for additional detailed categorizations.
*	Value is less than $1.

20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Corporate Bonds & Notes	Total
Balance as of December 31, 2009	—	—	—
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—
Net purchases (sales)	—	—	—
Transfers into Level 3	$8,580	$ 0*	$8,580
Transfers out of Level 3	—	—	—
Balance as of December 31, 2010	$8,580	$ 0*	$8,580
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010	—	—	—

*  Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	21

In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases

22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	23

Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $0. The Fund did not hold or post any collateral for its swap transactions. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $3,800,000 less the value of the contracts’ related reference obligations

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit

24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	25

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization

26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$769,973	$(769,973)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps contracts.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	27

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc., formerly Claymore Securities, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (Administrator), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100,000.

28	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,474,270	$196,951,575
Sales	27,078,907	150,369,957

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,980,117
Gross unrealized depreciation	(8,255,661)
Net unrealized appreciation	$21,724,456

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$42,976,135	0.27%	$59,514,088

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.22% to 0.30% during the year ended December 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $90,014.

At December 31, 2010, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/6/11 bearing 0.280% to be repurchased at an $14,108,094, collateralized by: $11,300,000 U.S. Treasury Notes, Inflation Indexed, 2.000% due 1/15/14; Market value (including accrued interest) $14,359,219	$14,105,790
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/6/11 bearing 0.280% to be repurchased at $20,940,666, collateralized by: $19,140,000 U.S. Treasury Notes, Inflation Indexed, 2.375% due 4/15/11; Market value (including accrued interest) $21,277,231	20,937,246
Total reverse repurchase agreements (Proceeds — $35,043,036)	$35,043,036

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	29

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	261	$186,136
Options closed	(128)	(61,584)
Options exercised	(32)	(48,896)
Options expired	(101)	(75,656)
Written options, outstanding December 31, 2010	—	—

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
90-day Eurodollar	22	3/11	$5,475,729	$5,479,925	$(4,196)
U.S. Treasury 5-year Notes	33	3/11	3,882,549	3,884,719	(2,170)
Net unrealized loss on open futures contracts					$(6,366)

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian dollar	Citibank N.A.	3,986,323	$4,005,617	2/14/11	$ 74,564
Euro	Credit Suisse First Boston Inc.	2,550,000	3,407,172	2/14/11	(66,489)
					8,075
Contracts to Sell:
Australian dollar	Credit Suisse First Boston Inc.	12,204,275	$12,411,217	2/14/11	$(512,048)
Canadian dollar	Citibank N.A.	3,986,323	4,005,617	2/14/11	(96,499)
Euro	Citibank N.A.	2,552,237	3,410,161	2/14/11	87,029
Japanese yen	Citibank N.A.	342,755,280	4,223,677	2/14/11	(50,504)
					(572,022)
Net unrealized loss on open forward foreign currency contracts					$(563,947)

30	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2010[3]	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Securities Inc. (SLM Corp., 5.125%, due 8/27/12)	$3,800,000	12/20/12	1.62%	2.500% Quarterly	$65,356	—	$65,356

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$ 41,492	—	$ 41,492
Swap contracts	—	$65,356	65,356
Forward foreign currency contracts	161,593	—	161,593
Total	$203,085	$65,356	$268,441

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	31

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[3]	$6,366	—	$ 6,366
Forward foreign currency contracts	—	$725,540	725,540
Total	$6,366	$725,540	$731,906

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(191,298)	$(80,940)	—	$(272,238)
Written options	175,720	—	—	175,720
Futures contracts	(736,584)	156,514	—	(580,070)
Swap contracts	—	—	$96,319	96,319
Forward foreign currency contracts	—	(343,132)	—	(343,132)
Total	$(752,162)	$(267,558)	$96,319	$(923,401)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	$(170,629)	—	$(170,629)
Futures contracts	$156,193	—	—	156,193
Swap contracts	—	—	$324,798	324,798
Forward foreign currency contracts	—	(619,384)	—	(619,384)
Total	$156,193	$(790,013)	$324,798	$(309,022)

32	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 51,264
Written options†	15,091
Forward foreign currency contracts (to buy)	5,986,601
Forward foreign currency contracts (to sell)	18,823,507
Futures contracts (to buy)†	5,268,054
Futures contracts (to sell)	15,582,868

Average Notional Balance
Credit default swap contracts (to sell protection)	$3,800,000

†  At December 31, 2010, there were no open positions held in this derivative.

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Common shares

Of the 29,152,821 shares of common stock outstanding at December 31, 2010, the Investment Adviser owned 6,981 shares.

6. Trustee compensation

Effective January 2011, each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	33

capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Rate	Record Date Payable Date	Rate
1/14/2011		2/15/2011
1/31/2011	$0.035000	2/28/2011	$0.035000

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$10,444,127	$10,901,459
Tax return of capital	2,762,101	2,858,672
Total distributions paid	$13,206,228	$13,760,131

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(38,747,912)
Other book/tax temporary differences(a)	(2,219,286)
Unrealized appreciation (depreciation)(b)	21,334,635
Total accumulated earnings (losses) — net	$(19,632,563)

*  As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2014	$(23,725,089)
12/31/2015	(4,099,686)
12/31/2017	(4,931,505)
12/31/2018	(5,991,632)
$(38,747,912)

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, the deferral of post-October currency losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for book purposes of unrealized losses on certain securities lending transactions.

34	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset/Claymore Inflation-Linked Securities & Income Fund 2010 Annual Report	35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Western Asset/Claymore Inflation-Linked Securities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by, correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 18, 2011

36	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Board approval of management agreements (unaudited)

The Independent Trustees considered the following Investment Management Agreements with respect to the Fund (the “Agreements”) (i) an Investment Management Agreement between the Fund and Western Asset Management Company (“Western Asset”), (ii) an Investment Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), (iii) an Investment Management Agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and (iv) an Investment Management Agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on September 14, 2010 and November 9, 2010. At a meeting held on November 30, 2010, the Independent Trustees reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In considering the Agreements, the Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with Western Asset’s personnel.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	37

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the average performance of all leveraged closed-end funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades regardless of asset size. The Trustees noted that the Fund had met its primary objective of providing current income to shareholders, even though the performance of the Fund over each of the one-, three- and five-year periods ended August 31, 2010 was below that of the Lipper peer group over the same periods. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees noted that the Fund’s total expense ratio and the management fee paid to Western Asset were each below the corresponding medians of the fees paid by funds in its Lipper peer group. The Trustees noted that the management fee paid by the Fund was generally higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for Western Asset’s other clients. In light of these differences, the Trustees concluded that the difference in management fees paid by the Fund from those paid by Western Asset’s other clients was reasonable.

38	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Board approval of management agreements (unaudited) (cont’d)

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. Except as noted below, the business address of each Director and Officer is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Information pertaining to the Trustees and Officers of the Fund is set forth below.

Independent Trustees

Michael Larson
Year of birth	1959
Position(s) held with Fund	Trustee and Chairman of the Board of Trustees[2,3]
Term of office and length of time served	Term expires in 2013; served since September 2004
Principal occupations during the past 5 years	Chief Investment Officer for William H. Gates III (1994-present).
Number of portfolios in fund complex overseen by Trustee[1]	2
Other directorships held by Trustee	Pan American Silver Corp. (1999-present); Republic Services Inc. (2009-present), Grupo Telensa S.A.B. (2009-present).

Ronald A. Nyberg
Year of birth	1953
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2011; served since January 2004
Principal occupations during the past 5 years

Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present); Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).

Number of portfolios in fund complex overseen by Trustee[1]	51
Other directorships held by Trustee	None

40	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Ronald E. Toupin, Jr.
Year of birth	1958
Position(s) held with Fund	Trustee[2,3]
Term of office and length of time served	Term expires in 2012; served since January 2004
Principal occupations during the past 5 years

Portfolio Consultant (2010-present). Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999)

Number of portfolios in fund complex overseen by Trustee[1]	48
Other directorships held by Trustee	None

Interested Trustee

R. Jay Gerken
Year of birth	1951
Position(s) held with Fund	Trustee and President[4]
Term of office and length of time served	Term expires 2012; served since March 2007
Principal occupations during the past 5 years

Managing Director of Legg Mason & Co., Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC (“Legg Mason & Co.”) or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).

Number of portfolios in fund complex overseen by Trustee[1]	148
Other directorships held by Trustee	None

Western Asset/Claymore Inflation-Linked Securities & Income Fund	41

Officers5

Charles A. Ruys de Perez
Year of birth	1957
Position(s) held with Fund	Vice President
Term of office and length of time served	Served since March 2007
Principal occupations during the past 5 years

General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Kaprel Ozsolak
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served	Served since June 2010
Principal occupations during the past 5 years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

42	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers5 cont’d

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served	Served since June 2010
Principal occupations during the past 5 years

Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); The Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); The Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Todd F. Kuehl
100 International Drive, Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since February 2007
Principal occupations during the past 5 years

Vice President, Legg Mason & Co. (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

Western Asset/Claymore Inflation-Linked Securities & Income Fund	43

Officers5 cont’d

Mark E. Mathiasen
2455 Corporate West Drive, Lisle, IL 60532
Year of birth	1978
Position(s) held with Fund	Secretary
Term of office and length of time served	Served since November 2010
Principal occupations during the past 5 years

Vice President and Assistant General Counsel of Guggenheim Funds Services Group, Inc., LLC (2007 to present). Secretary of certain funds in the Guggenheim fund complex. Assistant Secretary of the Fund (2007-2010). Previously, Law Clerk for the Idaho State Courts (2003-2007).

Number of portfolios in fund complex overseen by Trustee[1]	N/A
Other directorships held by Trustee	N/A

1

Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Adviser serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Claymore Dividend & Income Fund, Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Enhanced Equity Income Fund, Claymore/Guggenheim Strategic Opportunities Fund and Guggenheim Build America Bonds Managed Duration Trust, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 25 separate portfolios) and Claymore Exchange Traded Fund Trust 2 (consisting of 13 separate portfolios), each an open-end management investment company. Additionally, Mr. Nyberg serves as a Trustee for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities and Income Fund, each a closed-end investment company. Mr. Gerken serves as Director/Trustee to 145 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

2	Member of the Audit Committee of the Board of Trustees.
3	Member of the Governance and Nominating Committee of the Board of Trustees.
4

Mr. Gerken is an “interested person” (as defined above) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

5

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

44	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Annual principal executive officer and principal financial and accounting officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial and Accounting Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	45

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

46	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Dividend reinvestment plan (unaudited) (cont’d)

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheimfunds.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Western Asset/Claymore Inflation-Linked Securities & Income Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record Date	Payable Date	Interest from Federal Obligations*	Tax Return of Capital
Monthly	January 2010-December 2010	71.81%**	20.92%

*	Expressed as a percentage net of Tax Return of Capital.

**	This Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees	Investment advisers	Custodian
R. Jay Gerken	Western Asset Management Company	State Street Bank and Trust Company
Michael Larson	Western Asset Management Company Limited	1 Lincoln Street
Ronald A. Nyberg	Western Asset Management Company Pte. Ltd.	Boston, MA 02111
Ronald E. Toupin, Jr.	Western Asset Management Company Ltd
Legal counsel
Officers	Servicing agent	Ropes & Gray LLP
R. Jay Gerken	Guggenheim Funds Distributors, Inc.	1211 Avenue of the Americas
President	2455 Corporate West Drive	New York, NY 10036
Charles A. Ruys de Perez	Lisle, IL 60532
Vice President		Independent registered public accounting firm
Todd F. Kuehl		PricewaterhouseCoopers LLP
Chief Compliance Officer		100 East Pratt Street
Kaprel Ozsolak		Baltimore, MD 21202
Principal Financial and Accounting Officer
Erin K. Morris		Transfer agent
Treasurer		American Stock Transfer & Trust Company LLC
Mark E. Mathiasen		59 Maiden Lane
Secretary		New York, NY 10038

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

·  Information we receive from you on applications and forms, via the telephone, and through our websites;

·  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

·  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheimfunds.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013148-A-(2-11)

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,500 in December 31, 2009 and $38,832 in December 31, 2010.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset/Claymore Inflation-Linked Securities & Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $ 4,000 in December 31, 2009 and $4,000 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset/Claymore Inflation-Linked Securities & Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset/Claymore Inflation-Linked Securities & Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset/Claymore Inflation-Linked Securities & Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset/Claymore Inflation-Linked Securities & Income Fund during the reporting period were $0 in 2010.

(h) Yes.  Western Asset/Claymore Inflation-Linked Securities & Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset/Claymore

Inflation-Linked Securities & Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

b) Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-345-7999, (2) on the fund’s website at http://www.guggenheimfunds.com/wia and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products

Western Asset 385 East Colorado Blvd. Pasadena, CA91101	from 2003-2005 at Credit Suisse Asset Management

Peter H. Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1997.

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.0 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.0 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner‡	5 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management***	2 Other accounts with $0.1 billion in total assets under management

Michael C. Buchanan‡	17 registered investment Companies with $9.6 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $1.9 billion in total assets under management

Peter H. Stutz ‡	3 registered investment Companies with $1.4 billion in total assets Under management	1 Other pooled investment vehicle with $4 million in assets under management	13 Other accounts with $2.5 billion in total assets under management***

Paul E. Wynn ‡	1 registered investment Company with $38 million in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management	27 Other accounts with $8.9 billion in total assets under management****

*        Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**      Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.

***    Includes 2 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.

****  Includes 3 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A
Peter H. Stutz	C
Paul E. Wynn	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	February 24, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	February 24, 2011